UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

Atlas Pipeline Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-14998	23-3011077
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1550 Coraopolis Heights Road
Moon Township, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The description of the Purchase Agreement and the Preferred Units in Item 5.03 is incorporated in this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The description of the Purchase Agreement and the Preferred Units in Item 5.03 is incorporated in this Item 3.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2010, Atlas Pipeline Partners, L.P. (the “Company”) sold 8,000 newly-created 12% Cumulative Class C Preferred Units of limited partner interest (the “Preferred Units”) to Atlas Energy, Inc. ( “ATLS”) for cash consideration of $1,000 per Preferred Unit (the “Face Value”) pursuant to a purchase agreement of even date (the “Purchase Agreement”). The Company intends to use the proceeds from the sale of the Preferred Units for general partnership purposes. The sale of the Preferred Units to ATLS is exempt from the registration requirements of the Securities Act of 1933 by reason of Section 4(2) thereunder and pursuant to SEC staff positions. The Preferred Units were offered and sold by the Company in a private transaction without any form of general solicitation or general advertising, and ATLS represented to the Company that it is an “accredited investor” as defined by Rule 501 of Regulation D and made other customary representations in connection with the issuance pursuant to Section 4(2).

The Preferred Units will receive distributions of 12% per annum, paid quarterly on the same date as the distribution payment date for the Company’s common units (the “Common Units”). The record date for the determination of holders entitled to receive distributions of the Preferred Units will be the same as the record date for determination of Common Unit holders entitled to receive quarterly distributions. The Company has the right to redeem some or all of the Preferred Units (but not less than 2,500 Preferred Units) for an amount equal to the Face Value of the Preferred Units being redeemed plus all accrued but unpaid dividends.

The foregoing descriptions of the Purchase Agreement and Certificate of Designation do not purport to be complete and are qualified in their entirety by terms and conditions of the agreements, which are filed as exhibits to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. 8 to Second Amended and Restated Agreement of Limited Partnership

3.2	Certificate of Designation

10.1	Preferred Unit Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC
its General Partner

Dated: July 7, 2010	/s/ Eric T. Kalamaras
By: Eric T. Kalamaras
Title: Chief Financial Officer

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